2. FIXED ASSETS (Annual)	12 Months Ended
Dec. 31, 2014
Annual Report
2. FIXED ASSETS

NOTE 2 FIXED ASSETS

Fixed assets were comprised of the following as of December 31, 2014 and December 31, 2013, respectively. Depreciation is calculated using the straight-line method over a 5 year period.

	December 31, 2014	December 31, 2013
Cost:
Computers	12,134	1,522
Office equipment	4,055	0
Total	16,189	1,522
Less: Accumulated depreciation	2,027	228
Property and equipment, net	14,162	1,294